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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report  (Date of earliest event reported):  December 20, 1999
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                                TCSI Corporation
             (Exact name of registrant as specified in its charter)


           Nevada                   0-19377                 68-0140975
  (State of incorporation)       (Commission             (IRS Employer
                                  File Number)         Identification No.)


      1080 Marina Village Parkway, Alameda CA               94501-1046
     (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code:  (510) 749-8500
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Item 5.  Other Events.

          On December 17, 1999, the Board of Directors of the TCSI Corporation accepted the resignation of Dr. Ram A. Banin, the Company's President and Chief Executive Officer and a member of the Board. The Board named Dr. Norman E. Friedmann, a member of the Company's Board of Directors, as interim President and Chief Executive Officer. The search for a permanent President and Chief Executive Officer will commence immediately.

Item 7.  Financial Statements and Exhibits.

         Financial Statements

         None.

         Exhibits

         Company Press Release dated December 20, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TCSI Corporation



                         By: /s/ Arthur Wilder

                             Arthur H. Wilder
                             Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)


Date: December 23, 1999
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